Exhibit 23.2

                     Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-2 to register 750,000 shares of common stock of our report dated February 11, 1999 relating to the consolidated financial statements, which appears in Aquila Biopharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


						PricewaterhouseCoopers LLP
                                                June 4, 1999